Exhibit 99.1

PHEAA Student Loan Trust 2016-1

Student Loan Asset-Backed Notes, Series 2016-1

Sample Financed Student Loan Agreed-Upon Procedures

Report To:

Pennsylvania Higher Education Assistance Agency

Merrill Lynch, Pierce, Fenner & Smith Incorporated

30 August 2016

Ernst & Young LLP 5 Times Square New York, NY 10036	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

World Pennsylvania Higher Education Assistance Agency

1200 North Seventh Street

Harrisburg, Pennsylvania 17102

Merrill Lynch, Pierce, Fenner & Smith Incorporated

One Bryant Park, 11th Floor

New York, New York 10036

Re:	PHEAA Student Loan Trust 2016-1
Student Loan Asset-Backed Notes, Series 2016-1 (the “Notes”)
Sample Financed Student Loan Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressees of this report (the “Specified Parties”), solely to assist PHEAA Student Loan Foundation, Inc. (the “Depositor”) in evaluating the accuracy of certain information with respect to a pool of student loans (the “Financed Student Loans”) relating to the PHEAA Student Loan Trust 2016-1 securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, Pennsylvania Higher Education Assistance Agency (the “Sponsor”), on behalf of the Depositor, provided us with:

a.	Electronic data files:

i.	Labeled “2016-1 MR50A 0516.txt” and the corresponding record layout and decode information (the “Part A Preliminary Base Data File”) that the Sponsor, on behalf of the Depositor, indicated contains information as of 31 May 2016 (the “Preliminary Cutoff Date”) relating to certain Preliminary Financed Student Loans (as defined in Attachment A) and

ii.	Labeled “2016-1 MR50B 0516.txt” and the corresponding record layout and decode information (the “Part B Preliminary Base Data File,” together with the Part A Preliminary Base Data File, the “Preliminary Base Data Files”) that the Sponsor, on behalf of the Depositor, indicated contains information as of the Preliminary Cutoff Date on certain Preliminary Financed Student Loans,

b.	Imaged copies of the:

i.	Master promissory note or application for promissory note (as applicable and collectively, the “Promissory Note”) and

ii.	Certain printed screen shots from the Sponsor’s servicing system (the “System Screen Shots,” together with the Promissory Note, the “Source Documents”)

for each Sample Financed Student Loan (as defined in Attachment A),

c.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File (as defined in Attachment A), which are listed on Exhibit 1 to Attachment A, and

d.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Preliminary Base Data Files, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the preparation or verification of any of the information set forth on the Preliminary Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Preliminary Base Data Files, Source Documents or any other information provided to us by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Preliminary Financed Student Loans or Financed Student Loans, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by or on behalf of the Depositor that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Financed Student Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Financed Student Loans,

iii.	Whether the originator of the Financed Student Loans complied with federal, state or local laws or regulations or

iv.	Any other factor or characteristic of the Financed Student Loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

30 August 2016

Attachment A

Procedures performed and our associated findings

1.	As instructed by the Sponsor, on behalf of the Depositor, we combined the information on the Part A Preliminary Base Data File and Part B Preliminary Base Data File. The Preliminary Base Data Files, as combined, are hereinafter referred to as the “Preliminary Data File” and the student loans on the Preliminary Data File are hereinafter referred to as the “Preliminary Financed Student Loans.” The Sponsor, on behalf of the Depositor, indicated that the Preliminary Financed Student Loans are expected to be representative of the Financed Student Loans.

2.	As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 200 Preliminary Financed Student Loans from the Preliminary Data File (the “Sample Financed Student Loans”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Financed Student Loans that we were instructed to select from the Preliminary Data File.

For the purpose of the procedures described in this report, the 200 Sample Financed Student Loans are referred to as Sample Financed Student Loan Numbers 1 through 200.

3.	For each Sample Financed Student Loan, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, that are stated in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was in agreement.

Exhibit 1 to Attachment A Page 1 of 2

Sample Characteristics and Source Documents

Sample Characteristic	Source Document(s)	Note(s)

Student account number	System Screen Shots	i.

Loan sequence ID	System Screen Shots	i.

First disbursement date	System Screen Shots

Guaranty agency	System Screen Shots

Borrower state	System Screen Shots

Effective borrower interest rate	System Screen Shots	ii.

Outstanding loan principal balance	a. System Screen Shots b. System Screen Shots and recalculation	ii., iii.

Borrower payment status	System Screen Shots	iv.

Loan type	Promissory Note and System Screen Shots	v.

Notes:

i.	For identification purposes only.

ii.	The Sponsor, on behalf of the Depositor, indicated that certain of the System Screen Shots contained account activity which occurred after the Preliminary Cutoff Date. For the purpose of comparing the

a.	Effective borrower interest rate and

b.	Outstanding loan principal balance

Sample Characteristics for each Sample Financed Student Loan, the Sponsor, on behalf of the Depositor, instructed us to only consider account activity shown on the System Screen Shots which occurred on or prior to the Preliminary Cutoff Date.

iii.	For the purpose of comparing the outstanding loan principal balance Sample Characteristic for each Sample Financed Student Loan (except for Sample Financed Student Loan Number 18), the Sponsor, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document.

Exhibit 1 to Attachment A Page 2 of 2

Notes: (continued)

iii.	(continued)

For the purpose of comparing the outstanding loan principal balance Sample Characteristic for Sample Financed Student Loan Number 18, the Sponsor, on behalf of the Depositor, instructed us to recalculate the outstanding loan principal balance by subtracting the:

a.	Applied refund amount from

b.	Outstanding loan principal balance,

both as shown on the System Screen Shots.

iv.	For the purpose of comparing the borrower payment status Sample Characteristic for each Sample Financed Student Loan, the Sponsor, on behalf of the Depositor, instructed us to note agreement in accordance with the decode table that is shown below:

Preliminary Data File Value	Source Document Value
IN REPAY	ALLEGED
CLAIM SUBMIT
CLAIM PENDIN
DEFEREMENT
FOREBEARANCE
PAID IN FULL
PCLAIM SBM
PRECLAIM
PRE-CLAIM SUBMITTED

v.	For the purpose of comparing the loan type Sample Characteristic for each Sample Financed Student Loan, the Sponsor, on behalf of the Depositor, instructed us to note agreement in accordance with the decode table that is shown below:

Preliminary Data File Value	Source Document Value
PLUS	PARNT PLUS
SUBCNS	Consolidation
UNCNS	Consolidation
SUBSPC	Consolidation
CNSLDN	Consolidation
UNSPC	Consolidation
SPCNSL	Consolidation
HEAL	HEAL
HEALTH	HEAL
PLUS	PLUS
PLUSGB	PLUS
SLS	SLS
STFFRD	Stafford
UNSTFD	Stafford

Exhibit 2 to Attachment A

Sample Characteristic Difference

Sample Financed Student Loan Number	Sample Characteristic	Preliminary Data File Value	Source Document Value	Note
77	Loan type	STFFRD	<Cannot determine>	i.

Note:

i.	We were unable to compare the information on the Promissory Note to the corresponding information on the Preliminary Data File for the Sample Characteristic listed above because the Sponsor, on behalf of the Depositor, was unable to provide us with the corresponding Promissory Note to compare such Sample Characteristic.